UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Cowen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following communication was posted by Cowen Inc. on LinkedIn on August 2, 2022.

Today we are proud to announce that we have entered into an agreement to be acquired by TD, a multinational financial services firm.

TD Securities, the investment wholesale bank division of TD, and Cowen are highly complementary, adding capabilities and increased depth in key business lines that will enable us to accelerate our growth and expand our ability to serve clients in new ways.

We are thrilled to become a part of the TD Securities team. This is an exciting time for both our companies.

Please refer to our press release at the link below for more important information regarding the transaction.

https://lnkd.in/ed2hEWKb

The following Tweet was posted by Cowen Inc. (“COWEN”) (@Cowen_inc) on Twitter on August 2, 2022.

We are proud to announce that we have entered into an agreement to be acquired by The Toronto-Dominion Bank (“TD”) & become part of the team at TD Securities, the investment wholesale bank division of TD. Refer to this press release here for more info: https://www.cowen.com/news/td-to-expand-its-u-s-investment-banking-business-and-capabilities-with-acquisition-of-cowen-inc/

The following communication was posted by Jeffrey Solomon, Managing Director and Co-President of Cowen Inc., on LinkedIn on August 2, 2022.

Today I am delighted to share that Cowen Inc. has exciting news: We announced an agreement to be acquired by The Toronto-Dominion Bank, a multinational financial services firm.

Our future partners recognize the importance of our entrepreneurial, values-based, client-focused culture and they share our commitment to clients, colleagues, and community, as well as our core values of Vision, Empathy, Sustainability and Tenacious Teamwork.

I can’t thank the Cowen team enough for the hard work and dedication as we strive to outperform every day to deliver consistently for our clients and ourselves.

I am thrilled for this next chapter in Cowen’s journey. Together with TD we are going to make a huge difference in the lives of our clients, colleagues and communities.

Please refer to the press release at the link below for more important information regarding the transaction.

https://lnkd.in/gaXgrhbj

The following communication was posted by Larry Wieseneck, Chair and Chief Executive Officer of Cowen Inc., on LinkedIn on August 2, 2022.

It is with a great deal of enthusiasm that I am sharing with you the next chapter in Cowen’s illustrious 100+ year history.

Today, Cowen Inc. entered into a definitive agreement to combine our firm with The Toronto-Dominion Bank’s investment wholesale bank division, TD Securities, in an all-cash deal at US$39 per share, which represents an enterprise value of US$1.9 billion and equity value of US$1.3 billion.

Our world-class banking, equities, and research capabilities in both the US and Europe, are highly complementary to TD Securities’ existing businesses. Along with our new colleagues at TD Securities, we will be even better positioned to outperform on behalf of our clients as we deliver our culture and firm values of vision, empathy, sustainability, and tenacious teamwork.

Post-closing, we will be introducing the new TD Cowen banner. Please feel free to reach out to me with any questions during this exciting time of change.

Please refer to the press release at the link below for more important information regarding the transaction.

https://lnkd.in/ek7XJ4hi

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Cowen Inc. (the “Company”) and The Toronto-Dominion Bank (“TD”).  In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and the Company will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through the Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman, at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation will be set forth in the Proxy Statement (when available). Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only the Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond the Company’s control) and are predictions only, based on the Company’s current expectations and projections about future events.  There are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;

●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of the Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;

●	the possibility that competing offers or acquisition proposals for the Company will be made;

●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;

●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and

●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and subsequent reports the Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.